UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 23, 2023

Date of Report (Date of earliest event reported)

Lionheart III Corp

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41011	36-4981022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-half of one Redeemable Warrant	LIONU	The Nasdaq Capital Market LLC
Shares of Class A common stock included as part of the units	LION	The Nasdaq Capital Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	LIONW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Standby Equity Purchase Agreement

On February 23, 2023, Lionheart III Corp, a Delaware corporation (“LION”), and YA II PN, Ltd., a Cayman Islands exempt limited partnership managed by Yorkville Advisors Global, LP (the “Investor”), entered into a Standby Equity Purchase Agreement (the “SEPA”).

Upon the closing of the previously announced business combination with Security Matters Limited (“SMX”) (the “Business Combination”), the combined entity, SMX (Security Matters) Public Limited Company (the “Company”), will have the right to issue and sell to the Investor, from time to time, as provided in the SEPA, and the Investor shall purchase from the Company, up to $25 million in aggregate gross purchase price (the “Commitment Amount”) of the newly issued shares of the Company’s ordinary shares, par value $0.0001 (the “Ordinary Shares”) (each such sale, an “Advance”) by delivering written notice to the Investor (each, an “Advance Notice” and the date on which the Company is deemed to have delivered an Advance Notice, the “Advance Notice Date”). The Ordinary Shares purchased pursuant to an Advance will be purchased at a price equal to (i) 96% of the VWAP of the Ordinary Shares during the period commencing upon receipt by the Company of written confirmation of acceptance of such Advance Notice by the Investor, and which confirmation shall specify such commencement time, and ending on 4:00 p.m. New York City time on the applicable Advance Notice Date or (ii) 97% of the lowest daily VWAP of the Ordinary Shares during the three consecutive trading days commencing on the Advance Notice Date; provided, however, that the Company may establish a minimum acceptable price in each Advance Notice below which the Company will not be obligated to make any sales to the Investor. “VWAP” means, for any trading day, the daily volume weighted average price of the Ordinary Shares for such trading day on the Nasdaq Stock Market during regular trading hours as reported by Bloomberg L.P.

Pre-Paid Advance

In connection with the SEPA, and subject to the condition set forth therein, the Investor shall advance to the Company in the form of a convertible promissory notes in an aggregate principal amount of $3.5 million (the “Pre-Paid Advance”). The Pre-Paid Advance will be disbursed in two separate installments, the first for $1.5 million at the closing of the Business Combination and the second for $2 million upon the effectiveness of the Resale Registration Statement (as defined below). The purchase price for the Pre-Paid Advance will be 92.0% of the Pre-Paid Advance. Such Pre-Paid Advances will be offset upon the issuance of Ordinary Shares to the Investor at a price per share equal to the lower of (a) 100% of the daily VWAP of the Ordinary Shares on The Nasdaq Stock Market as of the trading day immediately prior to the date of the disbursement of the Pre-Paid Advance (the “Fixed Price”), or (b) 93.0% of the lowest daily VWAP of the Ordinary Shares on Nasdaq during the seven trading days immediately prior to each purchase (the “Variable Price” and the lower of the Fixed Price and the Variable Price shall be referred to as the “Purchase Price”); however, in no event shall the Purchase Price be less than the lower of $0.50 per share or 20% of the VWAP on the Trading Day immediately prior to the effectiveness of the initial Registration Statement for the underlying Ordinary Shares (the “Floor Price”). Interest shall accrue on the outstanding balance of any Pre-Paid Advance at an annual rate equal to 0%, subject to an increase to 15% upon an event of default as described in the applicable promissory note. The maturity date will be 12-months after the initial closing of the Pre-Paid Advance.

If, any time after a Pre-Paid Advance is issued, the daily VWAP is less than the Floor Price for five Trading Days during a period of 7 consecutive Trading Days (a “Floor Price Trigger”), or (ii) the Company has issued in excess of 95% of the Ordinary Shares available under the Exchange Cap (an “Exchange Cap Trigger”) (the last such day of each such occurrence, a “Trigger Date”) (a “Trigger Event”), the Company shall make monthly payments beginning on the 10th trading day after the Trigger Date and continuing on the same day of each successive calendar month. Each monthly payment shall be in an amount equal to the sum of (i) $500,000 of Principal in the aggregate among all promissory notes issued to the Investor (or the outstanding principal if less than such amount) (the “Triggered Principal Amount”), plus (ii) a payment premium of 7% in respect of such Triggered Principal Amount, and (iii) accrued and unpaid interest hereunder as of each payment date. The obligation of the Company to make monthly prepayments shall cease (with respect to any payment that has not yet come due) if any time after the Trigger Date (A) the daily VWAP is greater than the 110% of the Floor Price a period of five consecutive Trading Days in the event of a Floor Price Trigger, or (B) the date the Company has obtained stockholder approval to increase the number of Common Stock under the Exchange Cap and/ or the Exchange Cap no longer applies, in the event of an Exchange Cap Trigger, unless a subsequent Trigger Event occurs.

The issuance of the Ordinary Shares under the SEPA will be subject to certain limitations, including that (i) the Investor may not purchase any Ordinary Shares that would result in it owning more than 4.99% of the Company’s Ordinary Shares or (ii) the aggregate number of Ordinary Shares issued pursuant to Pre-Paid Advances (including the aggregation with the issuance of Ordinary Shares under other Advances cannot exceed 19.9% of the Company’s Ordinary Shares as of as of the date of the SEPA (referred to as the “Exchange Cap”). The Exchange Cap shall not be applicable if: (i) the Company’s stockholders have approved the issuance of Common Shares in excess of the Exchange Cap in accordance with the applicable rules of the Principal Market or (ii) to the extent that (and only for so long as) the Average Price for the issuance of Ordinary Shares equals or exceed the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the 6th Trading Day following the date of closing of the Business Combination (the “Effective Date”); or (ii) the average Nasdaq Official Closing Price for the five Trading Days immediately preceding the Effective Date.

The foregoing description is only a summary of the SEPA and is qualified in its entirety by reference to the full text of the SEPA, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Registration Rights Agreement

In connection with the entry of the SEPA, the Company entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”) pursuant to which the Company agrees to file within 15 business days of the date of the SEPA, a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the Ordinary Shares requested to be included in such registration statement (the “Resale Registration Statement”), and the Company shall use its best efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, but in no event later than (i) the 30th calendar day following the filing of the Resale Registration Statement or (ii) in the event that there is a Pre-Paid Advance outstanding, the 30th calendar day following the date of the Registration Rights Agreement (or, the fifth calendar day following the date on which the Company is notified by the SEC that the Resale Registration Statement will not be or is no longer subject to further review and comments.

The foregoing description is only a summary of the Registration Rights Agreement and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under “Pre-Paid Advance” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The securities of the Company that may be issued in connection with the SEPA will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Information and Where to Find It

In connection with the potential business combination (the “proposed business combination”), a registration statement on Form F-4 (the “Registration Statement”), was filed by Empatan Public Limited Company, a public limited company incorporated in Ireland with registered number 722009 (the “Parent”) with the U.S. Securities and Exchange Commission (the “SEC”). Upon the closing of the proposed business combination, it is expected that the Parent will be the ultimate parent of Lionheart III Corp (“Lionheart”) and Security Matters Limited (“SMX”). The Registration Statement includes a preliminary proxy statement/prospectus of Lionheart. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. The Registration Statement was declared effective by the SEC on January 19, 2023, the definitive proxy statement/prospectus was filed with the SEC on January 19, 2023. Lionheart’s stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Lionheart III Corp, 4218 NE 2nd Avenue, Miami, Florida 33131.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN.

Participants in the Solicitation of Proxies

This communication is not a solicitation of a proxy from any investor or securityholder. Lionheart, SMX, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of Lionheart’s stockholders in connection with the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Lionheart’s directors and executive officers in Lionheart’s Annual Report on Form 10-K filed with the SEC on April 14, 2022, the proxy statement/prospectus, other relevant materials filed with the SEC in connection with the proposed business combination when they become available, and other reports filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

No offer or offering of equity interests or securities of any kind is being made, conducted or extended at this time. This communication is for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, equity interests or securities of any kind or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended (“Securities Act”), or exemptions therefrom.

Forward-Looking Statements

This communication includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the annual report on Form 10-K filed by Lionheart on April 14, 2022. Important factors, among others, that may affect actual results or outcomes include: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of SMX and Lionheart to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Lionheart or equity holders of SMX is not obtained; (iii) failure to realize the anticipated benefits of the proposed business combination;(iv) SMX’s limited operating history; (v) SMX’s ability to grow and manage its growth effectively; (vi) SMX’s ability to execute its business plan; (vii) SMX’s estimates of the size of the markets for its products; (viii) the rate and degree of market acceptance of SMX’s products; (ix) SMX’s ability to identify and integrate acquisitions; (x) SMX’s future investments in its technology and operations; (xi) potential litigation involving Lionheart or SMX or the validity or enforceability of SMX’s intellectual property; (xii) risks relating to the uncertainty of the projected financial information with respect to SMX; (xiii) the effects of competition on SMX’s business; (xiv) developments and changes in laws and regulations; (xv) the impact of significant investigative, regulatory or legal proceedings; (xvi) general economic and market conditions impacting demand for SMX’s products and services; (xvii) the amount of redemption requests made by Lionheart’s public stockholders; (xviii) the amount of cash available following any redemptions by Lionheart stockholders; (xix) the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; (xx) the ability of Lionheart or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and such other risks and uncertainties as are discussed in the Lionheart’s annual report on Form 10-K filed with the SEC on April 14, 2022. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Lionheart expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Lionheart’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

10.1	Standby Equity Purchase Agreement, dated February 23, 2023, by and between Lionheart III Corp and YA II PN, LTD.

10.2	Registration Rights Agreement, dated February 23, 2023, by and between Lionheart III Corp and YA II PN, LTD.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2023

LIONHEART III CORP

By:	/s/ Ophir Sternberg
Name:	Ophir Sternberg
Title:	Chairman, President and Chief Executive Officer